File No. 33-58366

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 6

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
               GROWTH & MUNICIPAL TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 1999
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
May 26, 1999.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1
                                210,269 UNITS

PROSPECTUS
Part One
Dated June 29, 1999

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Growth & Municipal Trust, Series 1 (the "Trust") is a Unit investment trust consisting of a portfolio containing zero coupon bonds issued by the City of New Orleans, Louisiana and common stocks issued by companies which, at the Initial Date of Deposit, provided income or were considered to have the potential for capital appreciation. At May 17, 1999, each Unit represented a 1/210,269 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 100 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, multiplied by 100, plus a sales charge of 5.5% of the Public Offering Price (5.820% of the net amount invested) excluding income and principal cash. At May 17, 1999, the Public Offering Price per 100 Units was $1,595.54 (see "Public Offering" in Part Two). The minimum purchase is 100 Units.

      Please retain both parts of this Prospectus for future reference.
_____________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_____________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1
             SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 17, 1999
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Aggregate Maturity Value of Zero Coupon Bonds
  in the Trust                                                      $2,125,000
Number of Units                                                        210,269
Fractional Undivided Interest in the Trust per Unit                  1/210,269
Public Offering Price:
  Aggregate Value of Securities in the Portfolio                    $3,170,597
  Aggregate Value of Securities per 100 Units                        $1,507.88
  Income and Principal cash (overdraft) in the Portfolio                $(218)
  Income and Principal cash (overdraft) per 100 Units                   $(.10)
  Sales Charge 5.820% (5.5% of Public Offering Price,
    excluding income and principal cash)                                $87.76
  Public Offering Price per 100 Units                                $1,595.54
  Redemption Price and Sponsor's Repurchase Price per
    100 Units ($87.76 less than the Public Offering
    Price per 100 Units)                                             $1,507.78

Date Trust Established                                          March 10, 1993
Mandatory Termination Date                                   September 1, 2007

Evaluator's Annual Fee: $.30 per 100 Units outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate                Maximum of $.25 per 100
  of the Sponsor                                    Units outstanding annually

Trustee's Annual Fee:  $.84 per 100 Units outstanding.
Capital Distribution Record Date and Distribution Date: Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.
Income Distribution Record Date: Fifteenth day of each June and December. Income Distribution Date: Last day of each June and December.
A Unit holder who owns at least 2,500 Units may request an "In-Kind Distribution" upon termination of the Trust. See "Rights of Unit Holders - How are Income and Capital Distributed?" in Part Two.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 61,
Growth & Municipal Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust, Series 61, Growth & Municipal Trust, Series 1 as of February 28, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 61, Growth & Municipal Trust, Series 1 at February 28, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
June 4, 1999

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                              February 28, 1999


                                    ASSETS

Securities, at market value (cost, including accretion
  on the zero coupon bonds, $2,157,641) (Note 1)                  $3,223,223
Dividends receivable                                                     652
                                                                  __________
                                                                   3,223,875

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                      392
Cash overdraft                                                         1,032
                                                                  __________
                                                                       1,424
                                                                  __________

Net assets, applicable to 213,930 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion on
    the zero coupon bonds (Note 1)                   $2,157,641
  Net unrealized appreciation (Note 2)                1,065,582
  Distributable funds (deficit)                           (772)
                                                     __________
                                                                  $3,222,451
                                                                  ==========

Net asset value per 100 units                                      $1,506.31
                                                                  ==========



               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                     PORTFOLIO - See notes to portfolio.

                              February 28, 1999


    Maturity                                                         Market
     value          Name of Issuer and Title of Security             value

                    City of New Orleans, Louisiana, General
                    Obligation Refunding Bonds, Series 1991
                    (AAA/Aaa Rated) (2) (AMBAC Insured) (3)
$2,175,000 (1)Zero Coupon, Due September 1, 2007                    $1,465,798
  ==========

     Number
   of Shares        Name of Issuer of Equity Securities

       2,544        AutoZone, Inc.                                      89,040
       3,588 (4)    BellSouth Corporation                              165,497
       1,729        Browning-Ferris Industries, Inc.                    54,463
       2,460 (5)    Century Telephone Enterprises, Inc.                151,905
       2,419        Coca-Cola Company                                  154,666
       1,164        CBRL Group Inc. (formerly
                      Cracker Barrel Old Country Store, Inc.)           21,825
       1,127        Dillards, Inc.                                      28,034
       3,512 (6)    Disney (Walt) & Co.                                123,798
       2,457 (4)    Home Depot, Inc.                                   146,653
       2,381        J. B. Hunt Transport Services, Inc.                 55,656
       2,062        McDonald's Corporation                             175,270
       2,604 (4)    Ruby Tuesday, Inc.                                  48,500
       1,461        Russell Corporation                                 28,489
       3,372 (4)    Sara Lee Corporation                                91,678
       3,684 (4)    Time Warner, Inc.                                  237,618
       2,606        Tyson Foods, Inc. (Class A)                         53,423
       1,520        Wal-Mart Stores, Inc.                              130,910
                                                                    __________
                    Total equity securities                          1,757,425
                                                                    __________
                    Total investments                               $3,223,223
                                                                    ==========


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                              NOTES TO PORTFOLIO

                              February 28, 1999



(1) The zero coupon bonds have been purchased at a discount from their par value because there is no stated interest income thereon. Over the life of the zero coupon bonds the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

(2) Ratings are by Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively.

(3) Insurance has been obtained by the Bond issuer prior to the Initial Date of Deposit. No insurance premium is payable by the Trust.

(4)   The number of shares reflects the effect of a two for one stock split.

(5)   The number of shares reflects the effect of a three for two stock split.

(6)   The number of shares reflects the effect of a three for one stock split.

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                Year ended February 28,

                                              1999        1998        1997

Interest income                              $74,542      83,622     107,023
Dividends                                     12,776      15,184      19,706
                                            ________________________________
      Total investment income                 87,318      98,806     126,729

Expenses:
  Trustee's fees and related expenses        (4,265)     (4,573)     (6,654)
  Evaluator's fees                             (664)       (890)     (1,201)
  Supervisory fees                             (553)       (660)     (1,056)
                                            ________________________________
Total expenses                               (5,482)     (6,123)     (8,911)
                                            ________________________________
      Investment income - net                 81,836      92,683     117,818

Net gain (loss) on investments:
  Net realized gain (loss)                    93,953     101,666      81,371
  Change in net unrealized appreciation
    or depreciation                          249,244     411,710      86,339
                                            ________________________________
                                             343,197     513,376     167,710
                                            ________________________________
Net increase (decrease) in net assets
  resulting from operations                 $425,033     606,059     285,528
                                            ================================



               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS



                                                Year ended February 28,

                                              1999        1998        1997

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                    $81,836      92,683     117,818
  Net realized gain (loss) on investments     93,953     101,666      81,371
  Change in net unrealized appreciation
    or depreciation on investments           249,244     411,710      86,339
                                          __________________________________
                                             425,033     606,059     285,528

Units redeemed (23,532, 69,619 and
  122,149 in 1999, 1998 and 1997,
  respectively)                            (327,371)   (798,193) (1,244,315)

Distributions to unit holders:
  Investment income - net                    (6,906)     (8,181)     (8,193)
  Principal from investment transactions           -           -           -
                                          __________________________________
                                             (6,906)     (8,181)     (8,193)
                                          __________________________________
Total increase (decrease) in net assets       90,756   (200,315)   (966,980)

Net assets:
  At the beginning of the year             3,131,695   3,332,010   4,298,990
                                          __________________________________
  At the end of the year (including
    distributable funds (deficit)
    applicable to Trust units of
    $(772), $(2,496) and $(14,881)
    at February 28, 1999, 1998
    and 1997, respectively)               $3,222,451   3,131,695   3,332,010
                                          ==================================
Trust units outstanding at the end of
  the year                                   213,930     237,462     307,081



               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS

1.  Significant accounting policies

Security valuation -

The zero coupon bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities as reported by the Evaluator.

Investment income -

Dividends on each equity security are recognized on such equity security's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the zero coupon bonds. Such amortization is included in the cost of the zero coupon bonds and not in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's zero coupon bonds is based on the offering price of the zero coupon bonds on the dates the zero coupon bonds were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank which is based on $.84 per annum per 100 units outstanding based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.30 per 100 units outstanding. The Trust also pays recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at February 28, 1999 follows:

                                            Zero
                                           Coupon        Equity
                                           Bonds       securities    Total

            Unrealized appreciation        $92,301    1,018,607    1,110,908
            Unrealized depreciation              -     (45,326)     (45,326)
                                           _________________________________
                                           $92,301      973,281    1,065,582
                                           =================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the zero coupon bonds and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Income distributions to unit holders are made semiannually on June 30 and December 31 to unit holders of record on June 15 and December 15, respectively. Principal distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 units. Notwithstanding, principal distributions, if any, will be made in December of each year.

Selected data per 100 units of the Trust outstanding throughout each year -

                                                Year ended February 28,

                                              1999        1998        1997

Investment income - interest and
  dividends                                    $39.44      37.41      35.29
Expenses                                        (2.47)     (2.32)     (2.48)
                                           ________________________________
    Investment income - net                     36.97      35.09      32.81

Distributions to unit holders:
  Investment income - net                       (3.15)     (3.19)     (2.30)
  Principal from investment transactions            -          -          -

Net gain (loss) on investments                 153.67     201.86      52.99
                                           ________________________________
    Total increase (decrease) in
      net assets                               187.49     233.76      83.50

Net assets:
  Beginning of the year                      1,318.82   1,085.06   1,001.56
                                           ________________________________
  End of the year                           $1,506.31   1,318.82   1,085.06
                                           ================================

Investment income - interest and dividends, Expenses and Investment income - net per 100 units have been calculated based on the weighted average number of units outstanding during each year (221,381, 264,129 and 359,076 units during the years ended February 28, 1999, 1998 and 1997, respectively).
Distributions to unit holders of Investment income - net per 100 units reflects the Trust's actual distributions of approximately $1.68 per 100 units to 223,497 units on June 30, 1998, approximately $1.47 per 100 units to 214,515 units on December 31, 1998, approximately $1.61 per 100 units to 268,626 units on June 30, 1997, approximately $1.58 per 100 units to 244,441 units on December 31, 1997, approximately $1.05 per 100 units to 397,642 units on June 30, 1996 and approximately $1.25 per 100 units to 320,117 units on December 31, 1996.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61
                      GROWTH & MUNICIPAL TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ____________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                     GROWTH & MUNICIPAL TRUST SERIES

     The First Trust (registered trademark) Special Situations Trust

PROSPECTUS
Part Two                          NOTE: THIS PART TWO PROSPECTUS MAY
Dated June 30, 1999                       ONLY BE USED WITH PART ONE

The Trust. The First Trust Special Situations Trust (the "Trust") is a unit investment trust consisting of a portfolio containing zero coupon bonds issued by the City of New Orleans, Louisiana and common stocks issued by companies which provide income or are considered to have the potential for capital appreciation.

The objectives of the Trust are to protect Unit holders' capital and provide for potential capital appreciation or income by investing a portion of its portfolio in zero coupon bonds issued by the City of New Orleans, Louisiana (the "Zero Coupon Bonds"), and the remainder of the Trust's portfolio in common stocks issued by companies which provide income or are considered to have the potential for capital appreciation (the "Equity Securities"). Collectively the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One of the Prospectus. The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus. The Zero Coupon Bonds evidence the right to receive fixed payments at future dates from the City of New Orleans, Louisiana. The market value of the Zero Coupon Bonds and the Units of the Trust will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objectives of the Trust will be achieved.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Zero Coupon Bonds), even if the Trust never paid a dividend and the value of the Equity Securities were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

The Zero Coupon Bonds deposited in the Trust on the Initial Date of Deposit will mature on September 1, 2007 (the "Zero Coupon Bonds Maturity Date"). The Zero Coupon Bonds in the Trust had an aggregate maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The Equity Securities deposited in the Trust's portfolio have no fixed maturity date and the value of these underlying Equity Securities will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Equity Securities owned by the Trust. See "Portfolio."

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trust was obtained directly by the Bond issuer prior to the Initial Date of Deposit from Ambac Assurance Corporation ("Ambac") (formerly known as AMBAC Indemnity Corporation). Such insurance is effective so long as the Zero Coupon Bonds are outstanding. The insurance relates only to the Zero Coupon Bonds in the Trust and not to the Units offered hereby. See "Portfolio-How are the Zero Coupon Bonds Insured?" on page 11. No representation is made as to Ambac's ability to meet its commitments.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The secondary market Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.820% of the net amount invested). The minimum purchase is 100 Units. The sales charge is reduced on a graduated scale for sales involving at least 10,000 Units. See "Public Offering-How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions of dividends and capital, if any, received by the Trust will be paid in cash on the Distribution Date to Unit holders of record on the Record Date as set forth in Part One of the Prospectus. Any distribution of income and/or capital will be net of the expenses of the Trust. Distributions of funds in the Capital Account, if any, will be made at least annually in December of each year. THE ZERO COUPON BONDS DO NOT PROVIDE FOR THE PAYMENT OF ANY CURRENT INTEREST AND PROVIDE FOR PAYMENT OF PRINCIPAL AND INTEREST AT MATURITY AT FACE VALUE UNLESS SOLD SOONER. UNIT HOLDERS WHO ARE RESIDENTS OF THE STATE OF LOUISIANA WILL BE EXEMPT FROM LOUISIANA INCOME TAX WITH RESPECT TO THE AMORTIZATION OF ORIGINAL ISSUE DISCOUNT ON THE ZERO COUPON BONDS. UNIT HOLDERS OTHER THAN RESIDENTS OF THE STATE OF LOUISIANA MAY BE SUBJECT TO STATE INCOME TAX WITH RESPECT TO THE AMORTIZATION OF ORIGINAL ISSUE DISCOUNT ON THE ZERO COUPON BONDS AS IF A DISTRIBUTION OF INCOME HAD OCCURRED. With certain exceptions applicable to corporate Unit holders, tax-exempt original issue discount which accrues with respect to the Zero Coupon Bonds will retain its status as tax-exempt original issue discount for Federal income tax purposes. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Secondary Market for Units. While under no obligation to do so, the Sponsor may maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus cash, if any, in the Capital and Income Accounts of the Trust. As of the date of the Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Zero Coupon Bonds plus the aggregate underlying value of the Equity Securities in the Trust (generally determined by the closing sale prices of listed Equity Securities and the bid prices of over-the-counter traded Equity Securities) plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. A Unit holder tendering 2,500 Units or more of the Trust for redemption may request a distribution of shares of Equity Securities (reduced by customary transfer and registration charges) (an "In-Kind Distribution") in lieu of payment in cash. See "Rights of Unit Holders-How May Units be Redeemed?"

Termination. Commencing no later than the Zero Coupon Bonds Maturity Date, Equity Securities will begin to be sold as prescribed by the Sponsor. At least 60 days prior to the Zero Coupon Bonds Maturity Date the Trustee will provide written notice of any termination of the Trust to all Unit holders which will specify when Unit holders may surrender their certificates for cancellation and will include with such notice a form to enable Unit holders to elect an In-Kind Distribution if such Unit holder owns at least 2,500 Units of the Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash by the termination of the Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least ten business days prior to the Zero Coupon Bonds Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Rights of Unit Holders-How are Income and Capital Distributed?" and "Other Information-How May the Indenture be Amended or Terminated?"

                     GROWTH & MUNICIPAL TRUST SERIES

                The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust is one of a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). The Trust was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator, and First Trust Advisors L.P., as Portfolio Supervisor.

The objectives of the Trust are to protect Unit holders' capital and provide for potential capital appreciation or income by investing a portion of its portfolio in zero coupon bonds issued by the City of New Orleans, Louisiana (the "Zero Coupon Bonds"), and the remainder of the Trust's portfolio in common stocks issued by companies which provide income or are considered to have the potential for capital appreciation (the "Equity Securities"). Collectively, the Zero Coupon Bonds and the Equity Securities are referred to herein as the "Securities." See "Portfolio" appearing in Part One of the Prospectus. The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus. The Zero Coupon Bonds evidence the right to receive fixed payment at a future date from the City of New Orleans, Louisiana. The market value of the Zero Coupon Bonds and the Units of the Trust will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. The Equity Securities in the Trust consist of common stocks of companies which provide income or are considered to have the potential for capital appreciation. There is, of course, no guarantee that the objectives of the Trust will be achieved.

Insurance guaranteeing the scheduled payment of all principal and interest on the Zero Coupon Bonds in the Trust was obtained directly by the Bond issuer prior to the Date of Deposit from Ambac. Such insurance is effective so long as such Zero Coupon Bonds are outstanding. See "How are the Zero Coupon Bonds Insured?"

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 per Unit (which is equal to the per Unit value at the maturity of the Zero Coupon Bonds), even if the Equity Securities never paid a dividend and the value of the Equity Securities in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. The receipt of only $10.00 per Unit at the termination of the Trust (an event which the Sponsor believes is unlikely) represents a substantial loss on a present value basis. Furthermore, the $10.00 per Unit in no respect protects investors against diminution in the purchasing power of their investment due to inflation (although expectations concerning inflation are a component in determining prevailing interest rates, which in turn determine present values). To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus.

What are the Expenses and Charges?

At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The Sponsor will not receive any fees in connection with its activities relating to the Trust.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One of the Prospectus, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year.

The Evaluator will receive a fee as indicated in Part One of the Prospectus. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust an annual fee computed at $.84 per annum per 100 Units in the Trust outstanding based upon the largest aggregate number of Units of the Trust outstanding at any time during the year.

For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and the above described fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds.

Each of the above-mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisor services and evaluation services, such individual fees may exceed the actual costs of providing such services for the Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Zero Coupon Bonds to pay Trust expenses. Since the Equity Securities are all common stocks and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As described above, if dividends are insufficient to cover expenses, it is likely that Equity Securities will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.50 per 100 Units. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units of the Trust. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unit holders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. At the time of issuance of the Zero Coupon Bonds, an opinion relating to the validity thereof and to the exclusion of interest and original issue discount thereon from Federal gross income were rendered by bond counsel to the issuing authority. Neither the Sponsor nor Chapman and Cutler has made any review of the Trust proceedings relating to the issuance of the Zero Coupon Bonds or of the basis for such opinion. If the interest on a Zero Coupon Bond should be determined to be taxable, the Zero Coupon Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on original issue discount accrued prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Zero Coupon Bonds by the Trustee or of a Unit by a Unit holder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued tax-exempt original issue discount, if any.) For purposes of the following opinions, it is assumed that each Zero Coupon Bond is debt, the interest on which is excluded for Federal income tax purposes, and each Equity Security is equity for Federal income tax purposes.

In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unit holders thereof under the Code. Each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is considered received by the Trust. Interest and accrued original issue discount on Zero Coupon Bonds which is excludable from gross income under the Internal Revenue Code of 1986 ("the Code") will retain its status for Federal income tax purposes when distributed to Unit holders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations, and the environmental tax (the "Superfund Tax") as noted below.

2. Each Unit holder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his or her Units, including sales charges, is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unit holder purchases his or her Units (before adjustment for accrued original issue discount and amortization of bond premiums, if any)) in order to determine his or her initial tax basis for his or her pro rata portion of each Security held by the Trust. If the Unit holder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to the calculation of basis and any such constructive sale rules. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of Units. The amount of a Unit holder's share of any gain or loss recognized upon the disposition of Equity Securities or the Zero Coupon Bonds is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his or her basis for his or her fractional interest in the asset disposed of. The basis of each Unit and of each Zero Coupon Bond is increased by the Unit holder's share of the amount of accrued tax-exempt original issue discount. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his or her Units are sold or redeemed for an amount less than or equal to his or her original cost. For Federal income tax purposes, a Unit holder's pro rata portion of dividends as defined by Section 316 of the Code paid with respect to an Equity Security held by the Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits". A Unit holder's pro rata portion of dividends paid on such Equity Security which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unit holder's tax basis in such Equity Security shall generally be treated as capital gain. In general, any such capital gain will be short-term unless a Unit holder has held his or her Units for more than one year.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss

 (except in the case of a dealer or a financial institution). Unit holders should consult their tax advisers regarding the recognition of such capital gains and losses for Federal income tax purposes.

4. Insurance proceeds received by the Trust under any insurance policies which represent maturing interest on defaulted Zero Coupon Bonds will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Zero Coupon Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Zero Coupon Bonds, rather than the insurer, will pay debt service on the Zero Coupon Bonds.

Dividends Received Deduction. A Unit holder will be considered to have received all of the dividends paid on his or her pro rata portion of each Equity Security when such dividends are received by the Trust. Unit holders will be taxed in this manner regardless of whether distributions from the Trust are actually received by the Unit holder or are automatically reinvested.

A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unit holder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46-day holding requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unit holder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.

Computation of Original Issue Discount. Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compounded interest rate or ratably over the term of the Zero Coupon Bond, depending upon the date the Zero Coupon Bond was issued. In addition, special rules apply if the purchase price of a Zero Coupon Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price ("adjusted issue price") to prior owners. If a Zero Coupon Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Zero Coupon Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Zero Coupon Bond. If a Zero Coupon Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Zero Coupon Bond. Bond premium is amortized over the remaining term of the Zero Coupon Bond, and the tax basis of the Zero Coupon Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Zero Coupon Bond on the date a Unit holder acquires his or her Unit, and the price the Unit holder pays for his or her Unit. Because of the complexity of these rules relating to the accrual of original issue discount, Unit holders should consult their tax advisers as to how these rules apply.

The Revenue Reconciliation Act of 1993 (the "1993 Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the revised issue price exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Zero Coupon Bonds or the price a Unit holder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Unit holders when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of the Units, unless a Unit holder elects to include market discount in taxable income as it accrues. Legislation has been proposed that would require accrual basis taxpayers to include market discount in income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Limitation on Deductibility of Trust Expenses by Unit holders. Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by such Unit holder subject to the following limitation. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Special Tax Consequences of In-Kind Distributions Upon Termination of the Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?", under certain circumstances a Unit holder who owns at least 2,500 Units may request an In-Kind Distribution upon the termination of the Trust. The Unit holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holders-How are Income and Capital Distributed?" Zero Coupon Bonds held by the Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Zero Coupon Bonds are discussed above. As previously discussed, prior to the termination of the Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the termination of the Trust would be deemed an exchange of such Unit holder's pro rata portion of each of the shares of stock and other assets held by the Trust in exchange for an undivided interest in whole shares of stock plus, possibly, cash.

The potential tax consequences that may occur under an in-Kind Distribution will depend on whether a Unit holder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation (and does not include the Zero Coupon Bond). A Unit holder will not recognize gain or loss with respect to the Equity Security if a Unit holder only receives Equity Securities in exchange for his or her pro rata portion in each share of the Securities held by the Trust. However, if a Unit holder also receives cash in exchange for a fractional share of an Equity Security held by the Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder for the fractional share and his or her tax basis in such fractional share of an Equity Security held by the Trust. In either case, a Unit holder who receives cash in exchange for his or her interest in the Zero Coupon Bond will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder for the Zero Coupon Bond and his or her tax basis in the Zero Coupon Bond.

Because the Trust will own many Securities, a Unit holder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Equity Security owned by the Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

Collateral Tax Consequences Relating to the Zero Coupon Bonds. In general, Section 86 of the Code provides that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest and original issue discount. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income. In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest and original issue discount is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest or tax-exempt original issue discount, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his or her Social Security benefits in gross income whether or not he or she receives any tax-exempt interest or tax-exempt original issue discount. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest and original issue discount) does not exceed the base amount need not include any Social Security benefits in gross income.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Zero Coupon Bonds in the Trust. Under current code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1998 and before January 1, 2010. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax exempt interest such as interest on the Zero Coupon Bonds in the Trust. Unit holder should consult their tax advisers with respect to the particular consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to the rates discussed above. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year. For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference. THE TRUST DOES NOT INCLUDE ANY SUCH PRIVATE ACTIVITY BONDS ISSUED ON OR AFTER THAT DATE.

Counsel for the Sponsor has also advised that under Section 265 of the Code interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisers as to the applicability of any collateral consequences.

The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of tax-exempt original issue discount on the Zero Coupon Bonds will not generally be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisers.

Unit holders will be notified annually of the amounts of tax-exempt original issue discount and dividend income includable in the Unit holder's gross income and allocable portion of Trust expenses which may be claimed as itemized deductions.

Dividend income, long-term capital gains and accrual of tax-exempt original issue discount may also be subject to state and local taxes. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Louisiana Tax Status. Relying explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, in the opinion of Foley & Judell, Baton Rouge, Louisiana, Special Counsel to the Trust for Louisiana tax matters, at the Initial Date of Deposit under then-existing Louisiana law:

The State of Louisiana imposes a tax upon the net income of resident individuals, and with certain exceptions, resident corporations, estates and trusts, and upon the income from Louisiana sources of nonresident individuals, corporations, estates and trusts.

The mere ownership of Units will not subject a nonresident Unit holder to the tax jurisdiction of Louisiana. Amounts received by a nonresident Unit holder (who may for other reasons be subject to the tax jurisdiction of Louisiana) with respect to Units held outside of Louisiana will not constitute income from Louisiana sources, upon which the Louisiana income tax would be imposed.

In the case of resident individuals, the calculation of Louisiana tax table income begins with Federal adjusted gross income with certain modifications, including the addition of interest on obligations of a state or political subdivision thereof other than Louisiana. However, Louisiana law specifically provides that interest on obligations (such as Zero Coupon Bonds) of the State of Louisiana, its political subdivisions, public corporations created by them and constituted authorities thereof authorized to issue obligations on their behalf, title to which obligations are vested with a resident individual, shall be excluded from tax table income and are exempt from Louisiana income taxation. In addition, to the extent that any such interest paid to a Unit holder is derived from the proceeds of a bond insurance policy issued to the Trustee of the Fund or under individual policies obtained by the issuer of the Bonds, the underwriter, the Sponsor or others, such interest would be exempt from Louisiana income tax.

In the case of corporations, estates, trusts, insurance companies and foreign corporations, interest received upon obligations of the State of Louisiana, or any political or municipal subdivision thereof, is exempt from Louisiana income taxation.

The Trust is not an "association" taxable as a corporation under Louisiana law with the result that income of the Trust will be deemed to be income of the Unit holders.

Interest on the Zero Coupon Bonds that is exempt from Louisiana income tax when received by a Louisiana Trust will retain its tax-exempt status when received by the Unit holders.

As a general rule, to the extent that gain (or loss) from the sale of obligations held by the Trust (whether as a result of the sale of such obligations by the Trust or as a result of the sale of a Unit by a Unit holder) is includable in (or deductible in the calculation of) the Federal adjusted gross income of a resident individual or the Federal taxable income of a resident corporation, estate or trust, such gain will be included (or loss deducted) in the calculation of the Unit holder's Louisiana taxable income.

The State of Louisiana does not impose an intangible tax on investments, and therefore, Unit holders will not be subject to Louisiana intangibles tax on their Units of a Trust.

                                PORTFOLIO

What are the Zero Coupon Bonds?

By virtue of the insurance obtained by the Bond issuer prior to the Initial Date of Deposit, the Zero Coupon Bonds included in the Trust are original issue discount bonds rated at the Initial Date of Deposit "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and "Aaa" by Moody's Investors Service, Inc. ("Moody's"). See "Description of Bond Ratings" for further information. Specifically, the Zero Coupon Bonds are general obligation bonds designated as City of New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991. As general obligation bonds issued by the City of New Orleans, Louisiana, the Zero Coupon Bonds are payable from ad valorem taxes levied by the City Council on all property subject to taxation within the City of New Orleans and are secured by a pledge of the full faith and credit of the City of New Orleans. The City Council is required under the Constitution and laws of Louisiana to impose and collect annually, in excess of all other taxes, a tax on all property subject to taxation within the City of New Orleans sufficient to pay the principal and interest and redemption premiums, if any, on all general obligation bonds in each year.

Special Considerations and Risk Factors. The Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment of principal and interest at maturity at face value unless sooner sold. The Zero Coupon Bonds are not subject to redemption prior to maturity. The Zero Coupon Bonds may be subject to more price volatility than conventional bonds. The Zero Coupon Bonds share the basic features of
(1) not paying interest on a semi-annual basis and (2) providing for the implicit reinvestment of each bond's semi-annual accretion at such bond's stated yield to maturity. This implicit reinvestment of accretion at the same rate eliminates the risk of being unable to reinvest the income on each bond at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future.

An investment in the Trust should be made with an understanding of the risks which an investment in Zero Coupon Bonds issued by the City of New Orleans, Louisiana (the "City") may entail.

The largest city in Louisiana, New Orleans was founded in 1718 and incorporated in 1805. The City's system of government is provided for in its Home Rule Charter which became effective in 1954 (the "Charter"). The Louisiana Constitution of 1974 prohibits the State Legislature from enacting any law affecting the structure, organization or distribution of the power and function of any local political subdivision which operates under a home rule charter. The Charter may be amended only by the vote of a majority of the qualified voters in the City voting at an election called by the City Council on its own initiative or upon receipt by it of a petition of not less than ten thousand registered voters.

A number of important local government functions in New Orleans are performed by entities which, in varying degrees, operate independently of City government. These entities include the Sewerage and Water Board of New Orleans, which is responsible for water, sewer and drainage service for the City, the Orleans Parish School Board, which is responsible for elementary and secondary education in the City, the New Orleans Aviation Board, which operates the New Orleans International Airport, and the Orleans Levee Board, which has primary responsibility for levees, seawalls and breakwaters surrounding the City. These and other similar entities have their own budgets and revenue sources, and are not included in the City's budget.

The City has a Mayor-Council plan of government. The Mayor, the chief executive officer, is elected for a four-year term. The Mayor appoints the Chief Administrative Officer, who is his or her principal assistant and the budget officer for the City. The Chief Administrative Officer appoints all department heads, subject to the Mayor's approval, except the City Attorney, who is appointed by the Mayor, and the Director of the Civil Service Department, who is appointed by the Civil Service Commission. There are numerous executive department and affiliated boards and commissions.

The City Council is the legislative body of City government, comprised of five Council members elected from districts and two elected at large, all for four-year terms. The voters authorized an amendment to the Charter to limit the number of terms members of the City Council may serve, which became effective in 1994. The City Council has authority to levy taxes, subject to State law, and to adopt the City's annual capital and operating budgets. Ordinances of the City Council may be vetoed by the Mayor. Vetoes may be overridden by a two-thirds vote of the City Council.

The Charter requires the annual preparation and adoption of a balanced operating budget. Not later than August 1 of each year, the Chief Administrative Officer is required to prepare budget request forms for the City Council and for each office, department or board that is receiving or seeks to receive an appropriation from the City Council payable from any operating fund of the City. The City Council and the head of each office, department or board is then required to enter upon such budget request forms its request for appropriations for the ensuing fiscal year, and the completed forms are to be delivered to the Chief Administrative Officer not later than September 15.

The Chief Administrative Officer, after consulting with the City Council and the heads of office, departments and boards, is required by the Charter to prepare a preliminary budget for the consideration of the Mayor. The preliminary budget must include all budget requests, and the recommendations of the Chief Administrative Officer with respect to each request, an estimate of the receipts from each source of revenue and a statement of the total estimated income and total recommended expenditures for each operating fund.

The Mayor is required to review the preliminary budget and may hold either formal or informal hearings thereon, at which the heads of each office, department or board may be given an opportunity to be heard with respect to their requests. The Chief Administrative Officer then prepares the operating budget under the direction of the Mayor. Such budget is required to set forth each item of the expenditures recommended by the Mayor, his or her estimates of available surplus and income from existing revenues for each operating fund and where the estimated revenues from existing sources are insufficient to meet the recommended expenditures, the Mayor's recommendations of new sources of revenues to balance the budget. The operating budget, together with the proposed revenue and expenditure budget ordinances to give effect to the budget as presented, are required to be submitted to the City Council not later than November 1. The proposed ordinance for the operating budget must provide lump sum appropriations for each budget unit for (among other things) improvements of an estimated life of less than ten years and equipment. After public notice and hearing, the budget is adopted by ordinance on or before each December 1 for the fiscal year beginning on the next succeeding January 1. Amendments to the annual operating budget ordinance may be considered and approved by the City Council under the same procedures prescribed for its original adoption, but no amendment may increase the aggregate of authorized expenditures to an amount greater than the estimate of revenues for the fiscal year.

Budgeted operating expenditures are funded principally through the General Fund and through various other funds. The Charter prohibits the Department of Finance from approving any expenditure under any portion of an annual operating budget ordinance until sufficient estimated revenues have been provided to finance the proposed expenditures. The Charter also provides that revenues shall be estimated only upon the basis of the cash receipts anticipated for the fiscal year. The City Council is required, within the limits of its power and subject to other provisions of the Charter, to adopt such taxes and other revenue measures necessary (together with available surplus) to produce a balanced budget. In addition, no budgeted expenditures may be made unless authorized by the Mayor and the Chief Administrative Officer through the allotment system. The Chief Administrative Officer monitors revenues and expenditures during the year. Transfers within budget are adopted to increase or curtail budgeted expenditures in light of anticipated actual operating results and for the purpose of assuring a balanced budget.

The foregoing information constitutes only a brief summary of some of the general factors which may impact the Zero Coupon Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the Zero Coupon Bonds in the Trust may be subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the City of New Orleans, Louisiana, could affect or could have an adverse impact on the financial condition of the State of Louisiana and various agencies and political subdivisions located in the State, including the City of New Orleans. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the State of Louisiana or the City of New Orleans, the market value or marketability of the Zero Coupon Bonds or the ability of the City of New Orleans, Louisiana to pay principal of and interest on the Zero Coupon Bonds at maturity.

How are the Zero Coupon Bonds Insured?

The Zero Coupon Bonds in the portfolio of the Trust are insured as to the scheduled payment of principal and interest by a policy obtained directly by the Bond issuer prior to the Initial Date of Deposit from Ambac Assurance Corporation ("Ambac Assurance" or "Ambac"), a Wisconsin-domiciled stock insurance company. Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The premium for such insurance has been paid in advance by the Bond issuer and such policy is noncancellable and will continue in force as long as the Zero Coupon Bonds so insured are outstanding and Ambac Assurance remains in business.

Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in fifty states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,462,875,000 (unaudited) and statutory capital of approximately $1,970,343,000 (unaudited) as of March 31, 1999. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Ambac Assurance is a wholly owned subsidiary of Ambac Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to Ambac Assurance.

On December 18, 1997, all of the outstanding shares of Construction Loan Insurance Corporation (which previously owned all of the outstanding shares of Connie Lee Insurance Company) were merged into Connie Lee Holdings, Inc. ("Connie Lee"). Connie Lee is a wholly-owned subsidiary of Ambac Assurance Corporation, a Wisconsin-domiciled insurance company.

Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion to the effect that the payment of insurance proceeds representing maturing interest on defaulted Zero Coupon Bonds paid by Ambac Assurance would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "What is the Federal Tax Status of Unit Holders?"

What are Equity Securities?

The Trust also consists of different issues of Equity Securities, issued by companies which at the Initial Date of Deposit were considered to provide income or have potential for capital appreciation and are listed on a national securities exchange or The Nasdaq Stock Market or are traded in the over-the-counter market. The companies which are included in the portfolio are, in the view of the Sponsor, actively-traded, well-established corporations. See "Portfolio" appearing in Part One of the Prospectus for a list of Securities as may continue to be held from time to time in the Trust together with cash held in the Income and Capital Accounts.

Because certain of the Equity Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the Portfolio is not managed, the Sponsor may instruct the Trustee to sell Equity Securities under certain limited circumstances. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in such Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). See "How May Securities be Removed from the Trust?" Equity Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in the Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling

Equity Securities to the Sponsor. The price at which the Equity
Securities may be sold to meet redemptions, and the value of the Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.

Unit holders will be unable to dispose of any of the Equity Securities in the Portfolio, as such, and will not be able to vote the Equity Securities. As the holder of the Equity Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust.

The value of the Equity Securities, like the value of the Zero Coupon Bonds, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Equity Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities. However, the Sponsor believes that, even if the Equity Securities deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Zero Coupon Bonds will provide sufficient principal to at least equal $10.00 per Unit at the termination of the Trust (which is equal to the per Unit value at the maturity of the Zero Coupon Bonds). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on a date when the value of the Units is $10.00 or less, total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trust consists of the Securities listed under "Portfolio" appearing in Part One of the Prospectus. The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment, but may dispose of Securities only under limited circumstances. See "Rights of Unit Holders-How May Securities be Removed from the Trust?"

Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Trust do not properly process information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in the Trust.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the Initial Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus a maximum sales charge of 5.5% of the Public Offering Price (equivalent to 5.820% of the net amount invested) divided by the number of outstanding Units of the Trust. The minimum purchase of the Trust is 100 Units. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                       Percent of        Percent of
                                       Offering          Net Amount
Number of Units                        Price             Invested
______________________                 __________        __________
 10,000 but less than 50,000           0.60%             0.6036%
 50,000 but less than 100,000          1.30%             1.3171%
100,000 or more                        2.10%             2.1450%

Any such reduced sales charge shall be the responsibility of the selling underwriter or dealer. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the underwriters or dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the underwriters and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price. With respect to current and retired employees and officers (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of any of the issuers of the Equity Securities, the sales charge is reduced by 1% of the Public Offering Price for purchases of Units.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" appearing in Part One of the Prospectus in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities therein plus or minus cash, if any, in the Income and Capital Accounts of the Trust, (b) if bid prices are not available for the Zero Coupon Bonds, on the basis of bid prices for comparable securities, (c) by determining the value of the Zero Coupon Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. The aggregate underlying value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market (see "How is the Public
Offering Price Determined?") may be offered by this Part Two Prospectus at the Public Offering Price determined in the manner described above.

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

From time to time the Sponsor may implement programs under which broker/dealers, banks or other selling agents of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a broker/dealer, bank or other selling agent may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker/dealer, banks or other selling agents that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying broker/dealers, banks or other selling agents for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor also realizes profits or sustains losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.5%) or redeemed. The public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must follow procedures established by the Trustee, including furnishing indemnity satisfactory to the Trustee and paying such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Income Distribution Dates to Unit holders of record on the preceding Income Record Date. See "Summary of Essential Information" in Part One of the Prospectus. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will, however, be distributed on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). Notwithstanding, distributions of funds in the Capital Account, if any, will be made on the last day of each December to Unit holders of record as of December
15. Income with respect to the original issue discount on the Treasury Obligations in the Trust will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the pro rata share of the amounts realized upon the disposition of Equity Securities, unless he or she elects an In-Kind Distribution as described below, (ii) a pro rata share of the amounts realized upon the disposition of the Zero Coupon Bonds and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Zero Coupon Bonds may not be sold to pay for Trust expenses. Not less than 60 days prior to the Zero Coupon Bonds Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (an "In-Kind Distribution"), if such Unit holder owns at least 2,500 Units of the

Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. An In-Kind Distribution will be reduced by customary transfer and registration charges. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Zero Coupon Bonds Maturity Date. Not less than 60 days prior to the termination of the Trust, those Unit holders with at least 2,500 Units will be offered the option of having the proceeds from the Equity Securities distributed "In-Kind," or they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Equity Securities are distributed, sell all or a portion of the shares.

The Trustee will credit to the Income Account of the Trust any dividends received on the Equity Securities therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per 100 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, any time a Unit holder elects to tender Units for redemption, such Unit holder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Equity Securities will be sold to meet redemptions of Units before Zero Coupon Bonds, although Zero Coupon Bonds may be sold if the Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds by the maturity of the Trust at least equal to $10.00 per Unit.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust plus or minus cash, if any, in the Income and Capital Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of bid prices of the Zero Coupon Bonds and the aggregate underlying value of the Equity Securities in the Trust next computed; and (3) dividends receivable on Equity Securities trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator and supervisory fees, if any;
(3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The aggregate value of the Equity Securities will be determined in the following manner: if the Equity Securities are listed on a national securities exchange or The Nasdaq Stock Market, this evaluation is generally based on the closing sale prices on that exchange or that system (unless it is determined that these prices are inappropriate as a basis for valuation) or, if there is no closing sale price on that exchange or system, at the closing bid prices. If the Equity Securities are not so listed or, if so listed and the principal market therefore is other than on the exchange, the evaluation shall generally be based on the current bid price on the over-the-counter market (unless these prices are inappropriate as a basis for evaluation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Equity Securities on the bid side of the market or (c) by any combination of the above.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The Portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Equity Security, that the issuer of the Equity Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Equity Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Equity Securities would be detrimental to the Trust. Zero Coupon Bonds may be sold by the Trustee only pursuant to the liquidation of the Trust or to meet redemption requests. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Portfolio Supervisor). Proceeds from the sale of Securities by the Trustee (or any securities or other property received by the Trust in exchange for Equity Securities) are credited to the Capital Account of the Trust for annual distribution to Unit holders or to meet redemptions.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Zero Coupon Bonds may only be sold if the Trust is assured of retaining a sufficient principal amount of Zero Coupon Bonds to provide funds at the maturity of the Trust at least equal to $10.00 per Unit. Zero Coupon Bonds may not be sold by the Trustee to meet Trust expenses.

The Sponsor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities. To the extent this is not practicable, the composition and diversity of the Equity Securities may be altered. In order to obtain the best price for the Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $25 billion in First
Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone (630) 241-4141. As of December
31, 1998, the total partners' capital of Nike Securities L.P. was $18,506,548 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Zero Coupon Bonds held in the Trust, but in no event beyond the Mandatory Termination Date indicated in Part One of the Prospectus under "Summary of Essential Information." The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Capital Distributed?"

Commencing on the Zero Coupon Bonds Maturity Date, Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unit holders may surrender their certificates for cancellation shall be given by the Trustee to each Unit holder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 60 days prior to the Zero Coupon Bonds' Maturity Date the Trustee will provide written notice thereof to all Unit holders and will include with such notice a form to enable Unit holders to elect a distribution of shares of Equity Securities (reduced by customary transfer and registration charges), if such Unit holder owns at least 2,500 Units of the Trust, rather than to receive payment in cash for such Unit holder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unit holders will receive their pro rata portion of the Zero Coupon Bonds in cash upon the termination of the Trust. To be effective, the election form, together with surrendered certificates and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Zero Coupon Bonds' Maturity Date. Unit holders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unit holder his or her pro rata share of the balance of the Income and Capital Accounts.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn, acts as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The financial statements of the Trust appearing in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere therein and in the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                      DESCRIPTION OF BOND RATINGS*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.  Nature of and provisions of the obligation;

lll. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

________________
*  As published by the rating companies.

** Bonds insured by Ambac Assurance Corporation are automatically rated "AAA" by Standard & Poor's.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follow:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.***

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

____________________
***Bonds insured by Ambac Assurance Corporation are automatically rated "Aaa" by Moody's.

CONTENTS:

Growth & Municipal Trust Series
The First Trust Special Situations Trust
   What is The First Trust Special Situations Trust?       3
   What are the Expenses and Charges?                      3
   What is the Federal Tax Status of Unit Holders?         4
Portfolio:
   What are the Zero Coupon Bonds?                        10
   How are the Zero Coupon Bonds Insured?                 12
   What are Equity Securities?                            12
   What are Some Additional Considerations for
      Investors?                                          14
Public Offering:
   How is the Public Offering Price Determined?           14
   How are Units Distributed?                             15
   What are the Sponsor's Profits?                        16
Rights of Unit Holders:
   How is Evidence of Ownership Issued and
      Transferred?                                        16
   How are Income and Capital Distributed?                17
   What Reports will Unit Holders Receive?                18
   How May Units be Redeemed?                             18
   How May Units be Purchased by the Sponsor?             19
   How May Securities be Removed from the Trust?          20
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                    20
   Who is the Trustee?                                    21
   Limitations on Liabilities of Sponsor and Trustee      21
   Who is the Evaluator?                                  21
Other Information:
   How May the Indenture be Amended or
      Terminated?                                         22
   Legal Opinions                                         22
   Experts                                                23
Description of Bond Ratings                               24

                               __________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                    FIRST TRUST (registered trademark)

                           GROWTH & MUNICIPAL
                              TRUST SERIES

                             The First Trust
                        Special Situations Trust

                               Prospectus
                                Part Two
                              June 30, 1999

                   First Trust (registered trademark)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                              1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE.

                     PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 61 GROWTH & MUNICIPAL TRUST, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 30, 1999.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 61
                     GROWTH & MUNICIPAL TRUST, SERIES 1
                                    (Registrant)
                     By NIKE SECURITIES L.P.
                                    (Depositor)


                     By Robert M. Porcellino
                      Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen    Director of       )
                      Nike Securities     )
                        Corporation,      )    June 30, 1999
                    the General Partner   )
                  of Nike Securities L.P. )
                                          )
                                          )  Robert M. Porcellino
David J. Allen        Director of Nike    )    Attorney-in-Fact**
                  Securities Corporation,
                  the General Partner of
                    Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Combined Series 258 (File No. 33-63483) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 4, 1999 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated June 29, 1999.



                                        ERNST & YOUNG LLP





Chicago, Illinois
June 28, 1999